UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2017 (August 28, 2017)

JM GLOBAL HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-37513	47-3709051
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1615 South Congress Avenue Suite 103 Delray Beach, Florida	33445
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (561) 900-3672

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, JM GLOBAL HOLDING COMPANY (“JM GLOBAL” OR THE “COMPANY”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING JM GLOBAL’S SECURITIES, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION TRANSACTION WITH CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY, INC. (“SUNLONG”), AS DESCRIBED IN THIS REPORT.

STOCKHOLDERS OF JM GLOBAL AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, JM GLOBAL’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), IN CONNECTION WITH JM GLOBAL’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2016 FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE JM GLOBAL OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN. JM GLOBAL’S DEFINITIVE PROXY STATEMENT WILL BE DELIVERED TO SECURITY HOLDERS OF JM GLOBAL AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE TRANSACTIONS DESCRIBED IN THIS REPORT. SECURITY HOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: JM GLOBAL HOLDING COMPANY, 1615 SOUTH CONGRESS AVENUE, SUITE 103, DELRAY BEACH, FLORIDA 33445. THESE DOCUMENTS, ONCE AVAILABLE, AND JM GLOBAL’S ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

THIS REPORT AND THE EXHIBIT HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF JM GLOBAL OR SUNLONG, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

THIS REPORT AND THE EXHIBIT HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE ACTUAL RESULTS MAY DIFFER FROM ITS EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, JM GLOBAL’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE TRANSACTIONS DESCRIBED HEREIN; APPROVAL OF THE TRANSACTIONS BY SECURITY HOLDERS; THE SATISFACTION OF THE CLOSING CONDITIONS TO THE TRANSACTIONS; AND THE TIMING OF THE COMPLETION OF THE TRANSACTIONS.

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SUCH FORWARD-LOOKING STATEMENTS RELATE TO FUTURE EVENTS OR FUTURE PERFORMANCE, BUT REFLECT THE PARTIES’ CURRENT BELIEFS, BASED ON INFORMATION CURRENTLY AVAILABLE. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND ARE DIFFICULT TO PREDICT. A NUMBER OF FACTORS COULD CAUSE ACTUAL EVENTS, PERFORMANCE OR RESULTS TO DIFFER MATERIALLY FROM THE EVENTS, PERFORMANCE AND RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE: BUSINESS CONDITIONS; NATURAL DISASTERS; CHANGING INTERPRETATIONS OF U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; OUTCOMES OF GOVERNMENT REVIEWS; INQUIRIES AND INVESTIGATIONS AND RELATED LITIGATION; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS; CHANGES IN LEGISLATION OR REGULATORY ENVIRONMENTS, REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS OF JM GLOBAL AND SUNLONG, INCLUDING BUT NOT LIMITED THE REACTION OF SUNLONG CUSTOMERS TO THE BUSINESS COMBINATION, DIFFICULTIES IN MAINTAINING AND MANAGING CONTINUED GROWTH, RESTRICTIONS ON THE ABILITY TO MAKE DIVIDEND PAYMENTS, AND GENERAL ECONOMIC CONDITIONS; GEOPOLITICAL EVENTS AND REGULATORY CHANGES; AND THE FAILURE TO MAINTAIN THE LISTING OF JM GLOBAL’S SECURITIES ON THE NASDAQ STOCK MARKET. OTHER FACTORS INCLUDE THE POSSIBILITY THAT THE BUSINESS COMBINATION DOES NOT CLOSE OR THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE TRANSACTION AGREEMENT, INCLUDING DUE TO THE FAILURE TO RECEIVE REQUIRED SECURITY HOLDER APPROVALS, OR THE FAILURE OF OTHER CLOSING CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN JM GLOBAL’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING JM GLOBAL AND SUNLONG, THE TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS AND ATTRIBUTABLE TO JM GLOBAL, SUNLONG, AND SUNLONG’S SHAREHOLDERS OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER JM GLOBAL, SUNLONG NOR SUNLONG SHAREHOLDERS UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

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Item 1.01 Entry Into A Material Definitive Agreement.

Share Exchange Agreement

General Terms, Effects, and Consideration

On August 28, 2017, JM Global Holding Company (“JM Global” or the “Company”) entered into a Share Exchange Agreement with China Sunlong Environmental Technology, Inc., a Cayman Islands company (“CaymanCo”), each of CaymanCo’s shareholders (collectively, the “Sellers”), the Company’s sponsor, Zhong Hui Holding Limited, in the capacity as the representative for the Company’s stockholders prior to the closing of the Business Combination (as defined below) (the “Purchaser Representative”), and Chuanliu Ni, in the capacity as the representative for the Sellers (the “Seller Representative”), pursuant to which, among other things and subject to the terms and conditions contained therein, the Company will effect an acquisition of CaymanCo, which primary conducts its business through its wholly-owned subsidiaries, Hubei Shengrong Environmental Protection Energy-Saving Science and Technology Co. Ltd. (“Hubei Shengrong”) and Tianjin Commodity Exchange Company Limited (“TJComex” and collectively with CaymanCo and its subsidiaries, the “Sunlong”) by acquiring from the Sellers all outstanding equity interests of CaymanCo (the “Business Combination”).

Pursuant to the Share Exchange Agreement, in exchange for all of the outstanding shares of Sunlong, the Company will issue approximately 9.2 million shares of JM Global common stock, subject to certain working capital adjustments (the “Exchange Shares”), to the Sellers, with 920,000 of such Exchange Shares (“Escrow Shares”) being deposited in escrow at the closing of the Business Combination and subject to forfeiture (along with dividends and other earnings otherwise payable with respect to such Escrow Shares) in the event that the Purchaser Representative successfully brings an indemnification claim under the Share Exchange Agreement on behalf of the Company’s pre-combination stockholders. The Exchange Shares, including the Escrow Shares, will be allocated among the Sellers pro-rata based on each Seller’s ownership of CaymanCo prior to the Business Combination. The Exchange Shares will be subject to a lock-up as set forth in the Lock-Up Agreement as described below under the heading “Lock-Up Agreement.”

The Escrow Shares will be held in an escrow account maintained by a mutually agreed escrow agent (the “Escrow Agent”). While the Escrow Shares are held in escrow, any dividends and other distributions otherwise payable with respect to the Escrow Shares will be held back by JM Global and not paid until the Escrow Shares are released from escrow to the Sellers, but the Sellers will be entitled to vote the Escrow Shares.

Representations and Warranties

The Share Exchange Agreement contains a number of representations and warranties made by the Company, on the one hand, and CaymanCo and the Sellers on the other hand, made solely for the benefit of the other, which in certain cases are subject to specified exceptions and qualifications contained in the Share Exchange Agreement or in information provided pursuant to certain disclosure schedules to the Share Exchange Agreement. The representations and warranties are customary for transactions similar to the Business Combination.

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In the Share Exchange Agreement, CaymanCo made certain customary representations and warranties to the Company, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Share Exchange Agreement and other ancillary agreements; (3) capitalization; (4) subsidiaries; (5) governmental approvals; (6) non-contravention; (7) financial statements; (8) absence of certain changes; (9) compliance with laws; (10) permits and licenses; (11) litigation; (12) material contracts; (13) intellectual property; (14) taxes and tax returns; (15) real property; (16) personal property; (17) title to and sufficiency of assets; (18) employee matters; (19) benefit plans; (20) environmental matters; (21) transactions with related persons; (22) insurance; (23) customers and suppliers; (24) books and records; (25) accounts receivable; (26) ethical business practices; (27) registration with the PRC State Administration of Foreign Exchange; (28) Investment Company Act of 1940; (29) finders and brokers; (30) independent investigation; (31) information supplied; and (32) disclosure. Each of the Sellers also made certain customary representations and warranties to the Company on a several and not joint basis, including representations and warranties related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Share Exchange Agreement and other ancillary agreements; (3) ownership of the CaymanCo shares to be purchased by the Company; (4) governmental approvals; (5) non-contravention; (6) litigation; (7) investment representations; (8) finders and investment bankers; (9) independent investigation; and (10) information supplied.

In the Share Exchange Agreement, the Company made certain customary representations and warranties to CaymanCo, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Share Exchange Agreement and other ancillary agreements; (3) governmental approvals; (4) non-contravention; (5) capitalization; (6) SEC filings and financial statements; (7) absence of certain changes; (8) compliance with laws; (9) litigation, orders and permits and licenses; (10) taxes and returns; (11) employees and employee benefit plans; (12) properties; (13) material contracts; (14) transactions with related persons; (15) Investment Company Act of 1940; (16) finders and investment bankers; (17) ownership of the Exchange Shares; (18) ethical business practices; (19) insurance; (20) independent investigation; (21) trust account; (22) NASDAQ listing; and (23) net tangible assets.

Covenants

The Share Exchange Agreement also contains additional covenants of the parties, including, among others, covenants providing that:

●	Each party shall give other parties access to records and information pertaining to it and its subsidiaries and variable interest entities.

●	During the period from the date of the Share Exchange Agreement and continuing until the earlier of the termination of the Share Exchange Agreement or the closing of the Business Combination (the “Interim Period”), each party shall continue to operate their respective businesses in the ordinary course consistent with past practice, comply with all laws applicable to such party, and take all reasonable measures necessary or appropriate to preserve intact their respective business organizations, keep available the services of their respective officers, directors, employees and consultants, and preserving their respective assets, and will not take certain specified actions without the prior written consent of the other party.

●	During the Interim Period, CaymanCo shall provide periodic financial information to JM Global.

●	During the Interim Period, JM Global will keep current and file all of its public filings with the SEC in a timely manner, otherwise comply in all material respects with applicability securities law, and use its commercially reasonable efforts to maintain the listing of its securities on NASDAQ.

●	During the Interim Period, CaymanCo shall not directly or indirectly solicit, facilitate or encourage any third party proposal relating to the sale of all or any material part of the assets or business of CaymanCo or its subsidiaries or affiliates (outside of the ordinary course of business) or any transaction with regard to the shares or profits of CaymanCo or its subsidiaries or affiliates.

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●	During the Interim Period, JM Global shall not solicit, facilitate or encourage any third party proposal relating to a business combination.

●	During the Interim Period, each party shall give other parties prompt notice if such party or its affiliates fail to comply with or satisfy any covenant, condition or agreement, or receive notice from any third party or government agency in connection with the transactions contemplated by the Share Exchange Agreement.

●	The parties shall use commercially reasonable efforts to obtain all necessary approvals from governmental agencies and other third parties.

●	JM Global shall prepare and file a proxy statement as promptly as practicable after signing the Share Exchange Agreement to (1) solicit proxies from the JM Global stockholders to vote on proposals regarding the approval of the transactions contemplated by the Share Exchange Agreement, (2) offer to redeem from its public shareholders ordinary shares of JM Global owned by such stockholders in accordance with JM Global’s organizational documents, (3) amend JM Global’s certificate of incorporation in order to change JM Global’s name to “TMSR Holding Company Limited” at closing, (3) adopt a new omnibus equity incentive plan providing for the grant to employees and other representatives of a total of up to 10% of the number of shares issued and outstanding immediately after closing, and (4) appoint, and designate the classes of, the members of the board of directors of JM Global, and appoint the members of any committees thereof.

●	Each party shall treat confidential information of other parties in strict confidence.

●	Each party agreed not to issue any public statements without the consent of JM Global, CaymanCo, the Purchaser Representative and the Seller Representative, except to the extent required by applicable law.

●	The parties shall take all necessary actions so that JM Global’s board of directors after the closing of the Business Combination will consist of seven individuals, all of which shall be appointed by Sunlong prior to the closing (at least four of whom must be independent directors), and the executive officers of JM Global after the closing of the Business Combination will be the same individuals as those of Sunlong immediately prior to the closing of the Business Combination.

Conditions to Closing

The obligation of the parties to complete the Business Combination is subject to the fulfillment of certain closing conditions, including:

●	the approval of the Share Exchange Agreement and the transactions contemplated thereby (including the Business Combination) by a majority of votes outstanding at the Company’s special meeting;

●	the expiration or termination of the regulatory waiting periods under any applicable antitrust laws and the receipt of any other required governmental and regulatory approvals and consents;

●	there is no applicable law or order in effect which makes illegal or prevents or prohibits the transactions contemplated by the Share Exchange Agreement, and there is no pending third party legal proceeding to enjoin or otherwise restrict the closing;

●	the approval by the Company’s shareholders of the election of certain directors to serve as directors on its board of directors; and

●	the entrance by the applicable parties into the Escrow Agreement, the Lock-Up Agreement, the Non-Competition and Non-Solicitation Agreement and the Registration Rights Agreement.

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In addition, unless waived by CaymanCo and the Seller Representative, the obligations of CaymanCo and the Sellers to consummate the Business Combination are subject to the fulfillment of certain closing conditions, including:

●	the accuracy of the Company’s representations and warranties (subject in certain cases to certain materiality, knowledge and other qualifications) and the performance and compliance in all material respects of the Company’s agreements and covenants under the Share Exchange Agreement to be performed on or prior to the closing date (along with the delivery of a certificate from an officer of the Company certifying the same)

●	that no fact, event, occurrence, change or effect shall have occurred that has had or would be reasonably expected to have a material adverse effect on the Company (along with the delivery of a certificate from an officer of the Company certifying the same);

●	delivery by the Company of certain other closing deliveries, including:

-	a certificate from the Company’s secretary certifying as to certain corporate matters;

-	good standing certificates for the Company, to the extent applicable, from the State of Delaware and any other jurisdiction where it is qualified to do business as a foreign entity; and

-	that upon the closing, and after giving effect to the redemptions, the Company has at least $5,000,001 in net tangible assets (excluding the assets and liabilities of Sunlong); and

Furthermore, unless waived by the Company, its obligation to consummate the Business Combination is subject to the fulfillment of certain closing conditions, including:

●	the accuracy of the representations and warranties of CaymanCo and the Sellers (subject in certain cases to certain materiality, knowledge and other qualifications) and the performance and compliance in all material respects by CaymanCo and the Sellers of their agreements and covenants under the Exchange Agreement to be performed on or prior to the closing date (along with the delivery of a certificate from an officer of CaymanCo and an officer of each Seller certifying the same)

●	that no fact, event, occurrence, change or effect shall have occurred that has had or would be reasonably expected to have a material adverse effect on CaymanCo or any of its subsidiaries or variable interest entities (along with the delivery of a certificate from an officer of CaymanCo certifying the same);

●	delivery by CaymanCo and the Sellers of certain other closing deliveries, including:

-	a certificate from CaymanCo’s secretary certifying as to certain corporate matters;

-	good standing certificates for CaymanCo and its subsidiaries, to the extent applicable, from their jurisdiction of organization and any other jurisdiction where they are qualified to do business as a foreign entity;

-	a certified copy of CaymanCo charter from the Cayman Islands;

-	employment agreements with certain key personnel of Sunlong;

-	certain legal opinions from Sunlong’s counsels;

-	share certificates for CaymanCo shares purchased by the Company in the Business Combination; and

-	resignations of certain directors and officers of CaymanCo;

●	that upon the closing, and after giving effect to the redemptions, the Company has at least $5,000,001 in net tangible assets (excluding the assets and liabilities of Sunlong); and

●	that the net working capital of Sunlong shall be at least $22,000,000.

The Company cannot provide assurance as to when or if all of the closing conditions will be satisfied or waived by the appropriate party. As of the date of this current report, the Company no reason to believe that any of these conditions will not be satisfied.

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Termination

The Share Exchange Agreement may be terminated as follows:

●	by mutual written consent of JM Global and CaymanCo;

●	by either JM Global or CaymanCo if the closing has not occurred by January 29, 2018 (the “Outside Date”) so long as no breach of the Share Exchange Agreement by such terminating party or its affiliates (or, with respect to CaymanCo, the Sellers) caused the closing not to have occurred by such date;

●	by either JM Global or CaymanCo if any governmental authority of competent jurisdiction has issued a final and non-appealable order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Share Exchange Agreement, so long as no breach of the Share Exchange Agreement by such terminating party or its affiliates (or, with respect to CaymanCo, the Sellers) was a substantial cause of, or substantially resulted in, such action by such governmental authority;

●	by CaymanCo for a breach of JM Global’s representations, warranties, covenants or agreements in the Share Exchange Agreement which would result in the related closing condition not being met and such breach is incapable of cure or is not cured within the earlier of 20 days after notice of such breach or the Outside Date;

●	by JM Global for a breach of CaymanCo’s or the Sellers’s representations, warranties, covenants or agreements in the Share Exchange Agreement which would result in the related closing condition not being met and such breach is incapable of cure or is not cured within the earlier of 20 days after notice of such breach or the Outside Date;

●	by JM Global if there shall have been a Material Adverse Effect on CaymanCo or its subsidiaries which is not cured; or

●	by JM Global if the requisite stockholder vote in favor of the Share Exchange Agreement and the Business Combination is not obtained at JM Global’s special meeting.

If the Share Exchange Agreement is terminated, all further obligations of the parties under the Share Exchange Agreement will terminate and will be of no further force and effect and no party will have any further liability thereunder to any other party, except that certain obligations related to public announcements, confidentiality, termination and termination fees, waiver against trust and general provisions will continue in effect, and no party shall be relieved of liability for any fraud claims or willful breach of the Share Exchange Agreement prior to such termination.

In the event that JM Global terminates the Share Exchange Agreement for a breach by CaymanCo or the Sellers, CaymanCo will be required to pay to JM Global as liquidated damages a termination fee equal to $500,000, plus transaction expenses incurred by JM Global and its affiliates, provided that CaymanCo and the Sellers will not be relieved of liability for any fraud claims or willful breach of the Share Exchange Agreement prior to such termination.

Survival, Indemnification and Escrow

The representations and warranties made by CaymanCo and the Sellers in the Share Exchange Agreement generally survive for a period of 18 months after the closing, with certain representations relating to taxes, benefit plans, environmental matters and information supplied surviving until 60 days after the expiration of the applicable statute of limitations and certain fundamental representations relating to due organization and good standing, authorization and binding effect, capitalization and ownership of CaymanCo shares, subsidiaries, finders and investment bankers and independent investigation surviving indefinitely. Claims against CaymanCo or the Sellers based on fraud, willful misconduct or intentional misrepresentation also survive indefinitely. The covenants and agreements of CaymanCo and the Sellers survive until fully performed. JM Global’s representations and warranties, as well as its covenants and agreements to be performed prior to the closing, do not survive the closing and after the closing JM Global has no obligations with respect thereto. JM Global’s covenants and agreements to be performed after the closing survive until fully performed.

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From and after the closing, the Sellers and their respective successors and assigns are required to jointly and severally indemnify JM Global and its affiliates and their respective officers, directors, managers, employees, successors and permitted assigns (each referred to with respect to claims as an indemnified party) from and against any losses from (a) the breach of any of CaymanCo’s or the Sellers’ respective representations and warranties, (b) the breach of any of CaymanCo’s or the Sellers’ respective covenants or JM Global’s post-closing covenants, (c) any and all pre-closing tax liabilities, or (d) any actions by persons who were holders of equity securities (including options, warrants, convertible securities or other rights) of any Sunlong entity prior to the closing arising out of the sale, purchase, termination, cancellation, expiration, redemption or conversion of any such securities. In any indemnification claims, the Purchaser Representative will represent the indemnified parties and the Seller Representative will represent the Sellers.

Other than claims based on fraud, willful misconduct or intentional misrepresentation, indemnification claims will be limited to (i) the final equity valuation of Sunlong, with respect to claims related to the breach of any covenant or obligation set forth in the Share Exchange Agreement, or (ii) 15% of the final equity valuation of Sunlong, with respect to claims relating to the breach of any representation or warranty set forth in the Share Exchange Agreement; provided, that in all cases, indemnification claims based on fraud, willful misconduct, intentional misrepresentation, or certain fundamental representations shall be subject to a $450,000 deductible.

To support the indemnification obligations of CaymanCo and Sellers, at closing, 920,000 Escrow Shares will be deposited in the escrow account established by the Escrow Agent, and any future accrued dividends and distributions will be held back in such escrow account before any Seller indemnitor will be required to may any out-of-pocket payment. Any Escrow Shares released as an indemnification payment shall be promptly cancelled.

Purchaser Representative and Seller Representative

Zhong Hui Holding Limited, the Company’s sponsor, is serving as the Purchaser Representative under the Share Exchange Agreement, and in such capacity will represent the interests of JM Global’s shareholders (other than the Sellers) with respect to certain matters under the Share Exchange Agreement, including the determination of any indemnification claims made against the Sellers after the closing. Chuanliu Ni is serving as the Seller Representative under the Share Exchange Agreement, and in such capacity will represent the interests of the Sellers with respect to certain matters under the Share Exchange Agreement, including the determination of any indemnification claims made against the Sellers after the closing.

Trust Account Waiver and Seller Release

CaymanCo and the Sellers agreed that they will not have any right, title, interest or claim of any kind in or to any monies in JM Global’s trust account, and will not make any claim against JM Global’s trust account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, any proposed or actual business relationship between JM Global and CaymanCo, the Share Exchange Agreement or any other matter.

Each Seller, on behalf of itself and its affiliates and any of its shareholders that are also shareholders in Sunlong, also provided a general release of Sunlong, effective as of the closing, other than its rights under the Share Exchange Agreement and ancillary documents and certain other specified agreements.

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Governing Law and Dispute Resolution

The Share Exchange Agreement is governed by New York law. Any disputes under the Share Exchange Agreement, other than claims for injunctive or equitable relief (including specific performance to strictly enforce the terms of the Share Exchange Agreement), and certain disputes relating to the earn-out provisions, will be subject to arbitration by the American Arbitration Association to be held in Manhattan, New York. Any claims that are brought before a court will be subject to the exclusive jurisdiction of the state and federal courts in New York, New York (and appeals courts), and each party waived its rights to a jury trial in connection therewith. The parties are entitled to an injunction, specific performance and other equitable relief to prevent breaches of the Share Exchange Agreement in addition to any other remedy to which they are entitled at law or in equity.

A copy of the Share Exchange Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Share Exchange Agreement is qualified in its entirety by reference thereto.

Registration Rights Agreement

At the closing of the Business Combination, the Company will also enter into a Registration Rights Agreement with the Sellers and the Purchaser Representative in substantially the form attached to the Share Exchange Agreement. Under the Registration Rights Agreement, the Sellers will hold registration rights that will obligate the Company to register for resale under the Securities Act of 1933, as amended (the “Securities Act”), all or any portion of the Exchange Shares so long as such shares are not then restricted under the Lock-Up Agreement. Sellers holding a majority-in-interest of all Exchange Shares then issued and outstanding will be entitled under the Registration Rights Agreement to make a written demand for registration under the Securities Act of all or part of their Exchange Shares, so long as such shares are not then restricted under the Lock-Up Agreement. Subject to certain exceptions, if any time after the closing of the Business Combination, JM Global proposes to file a registration statement under the Securities Act with respect to its securities, under the Registration Rights Agreement, JM Global shall give notice to the Sellers as to the proposed filing and offer the Sellers holding Exchange Shares an opportunity to register the sale of such number of Exchange Shares as requested by the Sellers in writing. In addition, subject to certain exceptions, Sellers holding Exchange Shares will be entitled under the Registration Rights Agreement to request in writing that JM Global register the resale of any or all of such Exchange Shares on Form S-3 and any similar short-form registration that may be available at such time.

Under the Registration Rights Agreement, the Company will agree to indemnify the Sellers and certain persons or entities related to the Sellers such as their officers, directors, employees, agents and representatives (the “Seller Indemnified Parties”) against any losses or damages resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which they sell Exchange Shares, unless such liability arose from their misstatement or omission, and the Sellers including registrable securities in any registration statement or prospectus will agree to indemnify the Company and certain persons or entities related to the Company such as its officers and directors and underwriters against all losses caused by their misstatements or omissions in those documents. A copy of form of the Registration Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Registration Rights Agreement is qualified in its entirety by reference thereto.

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Lock-Up Agreement

At the closing of the Business Combination, the Sellers will enter into a Lock-Up Agreement with JM Global and the Purchaser Representative, in substantially the form attached to the Share Exchange Agreement, with respect to their Exchange Shares received in the Business Combination. In such Lock-Up Agreement, each Seller will agree that such Seller will not, from the closing of the Business Combination until the first anniversary of the closing (or if earlier, the date on which the Company consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of the Company’s shareholders having the right to exchange either equity holdings in us for cash, securities or other property), (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to any of its Exchange Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of its Exchange Shares, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii). Each Seller will further agree that the Escrow Shares will continue to be subject to such transfer restrictions until they were released from the escrow account. However, each Seller will be allowed to transfer any of its Exchange Shares (other than the Escrow Shares while they are held in the escrow account) by gift, will or intestate succession or to any affiliate, stockholder, members, party or trust beneficiary, provided in each such case that the transferee thereof agrees to be bound by the restrictions set forth in the Lock-up Agreement. The form of the Lock-Up Agreement is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference, and the foregoing description of the Lock-Up Agreement is qualified in its entirety by reference thereto.

Non-Competition and Non-Solicitation Agreement

At the closing of the Business Combination, certain Sellers and individuals associated such Sellers that are involved in the management of the Sunlong (together with such Seller referred to as the “Subject Parties”) will enter into Non-Competition and Non-Solicitation Agreements in favor of JM Global, CaymanCo and their respective successors, affiliates and subsidiaries and variable interest entities (referred to as the “Covered Parties”), in substantially the form attached to the Share Exchange Agreement, relating to the post-combination company’s business. Under the Non-Competition and Non-Solicitation Agreements, for a period from the closing of the Business Combination to two years thereafter (or if later, the date on which the Subject Parties, their respective affiliates or any of their respective officers, directors or employees are no longer directors, officers, managers or employees of Sunlong or its subsidiaries or variable interest entities), each Subject Party and its affiliates will not, without the Company’s prior written consent, anywhere in the Peoples’ Republic of China (“PRC”) directly or indirectly engage in (or own, manage, finance or control, or become engaged or serve as an officer, director, employee, member, partner, agent, consultant, advisor or representative of, an entity that engages in) the business of (i) industrial solid waste recycling and comprehensive utilization, production, sales and leasing of environmental protection equipment whose main function is the separation and utilization of low grade/refractory mineral resources, development, transfer, consultation and services of environmental protection technology, and sells steel products, furnace refractory, fire resistant materials, construction materials, decorative materials and ore products, or (ii) exchange services for wine and business consulting services, and intends to provide a multi-commodity exchange to offer on-shore commodity spot exchange services and off-shore commodity future exchange services (collectively, the “Business”). However, the Subject Parties and their respective affiliates will be permitted under the Non-Competition and Non-Solicitation Agreements to own passive portfolio company investments in a competitor, so long as the Subject Parties and their affiliates and their respective shareholders, directors, officer, managers and employees who were involved with the business of CaymanCo and its subsidiaries and variable interest entities are not involved in the management or control of such competitor. Additionally, family members and associates of Subject Parties will be permitted to continue their existing activities as specified in the agreement, even if competitive, as long as the Subject Parties are not involved in the management or control of such competitor. Under the Non-Competition and Non-Solicitation Agreements, during such restricted period, the Subject Parties also will not, without the Company’s prior written consent, (i) solicit or hire the Covered Parties’ employees, consultants or independent contractors as of the closing (or during the year prior to the closing) or otherwise interfere with the Covered Parties’ relationships with such persons, (ii) solicit or divert the Covered Parties’ customers as of the closing (or during the year prior to the closing) relating to the Business or otherwise interfere with the Covered Parties’ contractual relationships with such persons, or (iii) interfere with or disrupt any Covered Parties’ vendors, suppliers, distributors, agents or other service providers for a purpose competitive with a Covered Party as it relates to the Business. The Subject Parties will also agree in each Non-Competition and Non-Solicitation Agreement to not disparage the Covered Parties and to keep confidential and not use the confidential information of the Covered Parties. A form of the Non-Competition and Non-Solicitation Agreement is filed with this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference, and the foregoing description of the Non-Competition and Non-Solicitation Agreement is qualified in its entirety by reference thereto.

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Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Exhibit

10.1	Share Exchange Agreement, dated as of August 28, 2017, by and among JM Global Holding Company, Zhong Hui Holding Limited, in the capacity as the Purchaser Representative thereunder, China Sunlong Environmental Technology, Inc., the shareholders of China Sunlong Environmental Technology, Inc., and Chuanliu Ni, in the capacity as the Seller Representative thereunder.

10.2	Form of Registration Rights Agreement, by and among JM Global Holding Company, Zhong Hui Holding Limited, in the capacity as the Purchaser Representative, and shareholders of China Sunlong Environmental Technology, Inc. named as Investors therein.

10.3	Form of Lock-Up Agreement, by and among JM Global Holding Company, Zhong Hui Holding Limited, in the capacity as the Purchaser Representative, and shareholders of China Sunlong Environmental Technology, Inc.

10.4	Form of Non-Competition and Non-Solicitation Agreement, by and among certain shareholders of China Sunlong Environmental Technology, Inc. and certain other associated persons and entities for the benefit of JM Global Holding Company, Zhong Hui Holding Limited, in the capacity as the Purchaser Representative, and China Sunlong Environmental Technology, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 1, 2017

JM GLOBAL HOLDING COMPANY

By:	/s/ Tim Richerson
Name: Tim Richerson
Title: Chief Executive Officer

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